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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) August 7, 1996
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                           AMERICAN TELECASTING, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                   0-23008                    54-1486988
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     (State or Other              (Commission                 (IRS Employer
Jurisdiction of Incorporation)    File Number)             Identification No.)

5575 Tech Center Drive, Suite 300, Colorado Springs, Colorado       80919
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code  (719) 260-5533
                                                  ------------------------------


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         (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events.

        On August 7, 1996, American Telecasting, Inc. (the "Company") completed a private placement (the "Private Placement") of 100,000 shares of a newly created series of its preferred stock, designated as "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") to two investors in exchange for $10.0 million in cash. A Certificate of Designation (the "Certificate of Designation") for the Series B Preferred Stock was filed with the Delaware Secretary of State on August 6, 1996. Pursuant to the terms of the Certificate of Designation, each share of Series B Preferred Stock is convertible, at the option of the holder, during the period that commences no later than the 45th day following the date of issuance thereof and ends on the first anniversary of the issuance thereof, into shares of the Company's Class A Common Stock, par value $0.01 per share (the "Common Stock"), pursuant to a conversion formula that is a function of the prevailing market price of the Common Stock. The Company also has the right to require conversion of the Series B Preferred Stock into Common Stock at any time at specified conversion ratios.

        The holders of Series B Preferred Stock are entitled to receive preferential cumulative dividends at the rate of 5% per share per annum commencing on the date of issuance of the Series B Preferred Stock and payable solely in shares of Common Stock on the earlier of the first anniversary of the date of issuance of the Series B Preferred Stock or the date of conversion thereof. The Series B Preferred Stock ranks senior to any other class of capital stock of the Company as to the payment of dividends and the distribution of assets on redemption, liquidation, dissolution or winding up of the Company. Except as otherwise required by law, the Series B Preferred Stock has no voting rights.

        In connection with the Private Placement, the Company agreed to register the shares of Common Stock issuable upon conversion of the Series B Preferred Stock under the Securities Act and relevant blue sky laws in order to permit the resale of such Common Stock.

Item 7(c). Exhibits

        4.1 Certificate of Designation For Series B Convertible Preferred Stock of American Telecasting, Inc.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMERICAN TELECASTING, INC.

                                        /s/ David K. Sentman
                                        ----------------------------
                                        David K. Sentman
                                        Senior Vice President and
                                        Chief Financial Officer

Dated: August 7, 1996



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMERICAN TELECASTING, INC.


                                        /s/ DAVID K. SENTMAN
                                        --------------------------------
                                        David K. Sentman
                                        Senior Vice President and
                                        Chief Financial Officer

Dated: August 7, 1996
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
- -------                           -----------
4.1             Certificate of Designation For Series B Convertible Preferred
                Stock of American Telecasting, Inc.